Supplement Dated May 1, 2018
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account JF-I

Pilot Classic
Pilot Elite

Lincoln Life Variable Annuity Account JF-II

Allegiance

This Supplement outlines certain changes to your variable annuity product prospectus.  It is for informational purposes only and no action is required on your part.

The following sentence is added to the end of the "Separate Account Accumulation Unit Value" section:

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Asset Value method.  We will achieve substantially the same result using either method.

Please retain this Supplement for future reference.